UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

Maison Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, California 91754
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 737-5888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on April 8, 2024, AZLL LLC (“AZLL”), an Arizona limited liability company and wholly-owned subsidiary of Maison Solutions Inc. (the “Company”), acquired 100% of the outstanding equity interests in Lee Lee Oriental Supermart, Inc. d/b/a Lee Lee Oriental Supermarket, Lee Lee International Supermarkets or Lee Lee (“Lee Lee Corporation”) from Meng Truong and Paulina Truong (together, the “Sellers” or “Holders”) pursuant to that certain Stock Purchase Agreement dated April 4, 2024.

On June 10, 2024, Lee Lee Corporation filed a Statement of Conversion with the Arizona Corporation Commission (the “ACC”) converting Lee Lee Oriental Supermart, Inc. into Lee Lee Oriental Supermart, LLC, an Arizona limited liability company (“Lee Lee”) (the “Conversion”). Following the Conversion, AZLL filed a Statement of Merger with the ACC, pursuant to which Lee Lee merged into AZLL, effective August 28, 2024 (the “Merger”). On September 9, 2024, AZLL filed a Statement of Division with the ACC resulting in the restoration of both Lee Lee and AZLL as separate legal entities (the “Division”). The Conversion, the Merger and the Division are herein referred to collectively as the “Lee Lee Reorganization.”

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Senior Secured Note Agreement

On October 21, 2024, Lee Lee, AZLL, the Company and the Holders entered into the First Amendment to Senior Secured Note Agreement (the “First Amendment”), which amends that certain Senior Secured Note Agreement, dated as of April 8, 2024 (as amended, the “Senior Secured Note Agreement”), pursuant to which Lee Lee issued the Holders a secured promissory note (the “Secured Note”) for an aggregate initial principal amount of approximately $15.2 million, subject to certain adjustments as set forth therein (the “Principal Amount”).

Among other things, the First Amendment amends the Secured Note to (i) reflect the Lee Lee Reorganization, (ii) modify certain cure periods pursuant to an “Event of Default” under the Secured Note, and (iii) include certain covenants and representations with respect to the Lee Lee Reorganization. Additionally, pursuant to the First Amendment, Lee Lee, AZLL and the Company irrevocably waive and forfeit any and all defenses, causes or remedies which may have arisen or may arise as a result of the Lee Lee Reorganization in relation to any action or enforcement of any rights, remedies or provisions of the Secured Note, the Security Agreement (as defined below) and/or otherwise at law taken by the Holders.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment to Senior Secured Note Agreement

On October 21, 2024, following the execution of the First Amendment, Lee Lee, AZLL and the Holders entered into the Second Amendment to the Senior Secured Note Agreement (the “Second Amendment”). Among other things, the Second Amendment: (i) increases the annual interest rate on the outstanding Principal Amount, effective as of October 8, 2024, to ten percent (10%); (ii) amends the payment schedule of the principal and interest amounts to be due every Monday of each week starting on October 14, 2024, as set forth in Exhibit A of the Second Amendment; (iii) amends the definition of “Events of Default”; and (iv) increases the Default Rate to fourteen percent (14%) per annum. Additionally, pursuant to the Second Amendment, upon execution of the Second Amendment, the Company paid a restructuring fee of $40,000 to the Holders.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Security Agreement

On October 21, 2024, Lee Lee, AZLL (collectively, the “Grantors”) and the Holders entered into a First Amendment to Security Agreement (the “Security Agreement Amendment”), which amends that certain Security Agreement (the “Security Agreement”), dated April 8, 2024, by and between Lee Lee, AZLL and the Holders, to reflect the Lee Lee Reorganization, among other things. Additionally, pursuant to the Security Agreement Amendment, Lee Lee, AZLL and the Company irrevocably waive and forfeit any and all defenses, causes or remedies which may have arisen or may arise as a result of the Lee Lee Reorganization in relation to any action or enforcement of any rights, remedies or provisions of the Secured Note, the Security Agreement and/or otherwise at law taken by the Holders.

The foregoing summary of the Security Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement Amendment, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Guarantees

On October 21, 2024, AZLL entered into a First Amendment to Guarantee of Note (the “AZLL Guarantee Amendment”), which amends that certain Guarantee of Note Agreement, dated April 8, 2024, to and for the benefit of the Holders (the “AZLL Guarantee”) to reflect the Lee Lee Reorganization. Additionally, pursuant to the AZLL Guarantee Amendment, AZLL irrevocably waives any and all defenses, causes or remedies which may have arisen or may arise as a result of the Lee Lee Reorganization in relation to any action or enforcement of any rights, remedies or provisions of the AZLL Guarantee, the Secured Note, the Security Agreement and/or otherwise at law taken by the Holders.

On October 21, 2024, John Jun Xu, Chairman, Chief Executive Officer and controlling stockholder of the Company, and Grace Xu, spouse of John Jun Xu (together with John Jun Xu, the “Xu Guarantors”), entered into a First Amendment to Guarantee of Note (the “Xu Guarantee Amendment” and, together with the AZLL Guarantee Amendment, the “Guarantee Amendments”), which amends that certain Guarantee of Note Agreement, dated April 8, 2024, to and for the benefit of the Holders (the “Xu Guarantee”), to reflect the Lee Lee Reorganization. Additionally, pursuant to the Xu Guarantee Amendment, the Xu Guarantors irrevocably waive any and all defenses, causes or remedies which may have arisen or may arise as a result of the Lee Lee Reorganization in relation to any action or enforcement of any rights, remedies or provisions of the Xu Guarantee, the Secured Note, the Security Agreement and/or otherwise at law taken by the Holders.

The foregoing summaries of the Guarantee Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the AZLL Guarantee Amendment and the Xu Guarantee Amendment, copies of which are filed herewith as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Senior Secured Note Agreement, dated October 21, 2024, by and between Lee Lee Oriental Supermart, LLC, AZLL LLC, Maison Solutions Inc., Meng Truong and Paulina Truong.
10.2	Second Amendment to Senior Secured Note Agreement, dated October 21, 2024, by and between Lee Lee Oriental Supermart, LLC, AZLL LLC, Meng Truong and Paulina Truong.
10.3	First Amendment to Security Agreement, dated October 21, 2024, by and between Lee Lee Oriental Supermart, LLC, AZLL LLC, Meng Truong and Paulina Truong.
10.4	First Amendment to AZLL Guarantee Agreement, dated October 21, 2024, by AZLL LLC to and for the benefit of Meng Truong and Paulina Truong.
10.5	First Amendment to Xu Guarantee Agreement, dated October 21, 2024, by John Jun Xu and Grace Xu to and for the benefit of Meng Truing and Paulina Truong.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2024	MAISON SOLUTIONS INC.

	By:	/s/ John Xu
John Xu
Chief Executive Officer, Chairman and President

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